Quarterly Financial Supplement ——————————— Second Quarter 2025 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Adjusted Net Earnings - Management View 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and Collateral Loan Obligations and Loan-Backed Private Originations 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 2

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Financial Highlights

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA							
Net earnings (loss) attributable to F&G	$ 40	$ (21)	$ 327	$ (6)	$ 203	$ 19	$ 318
Net earnings (loss) attributable to common shareholders	35	(25)	323	(10)	198	10	309
Net earnings (loss) attributable to common shareholders per diluted share [2]	0.26	(0.20)	2.50	(0.08)	1.55	0.08	2.45
Weighted-average diluted shares outstanding (in millions)	134	126	131	124	131	131	130
RELATED NON-GAAP MEASURES [1]							
Adjusted net earnings attributable to common shareholders	103	91	143	156	139	194	247
Adjusted net earnings attributable to common shareholders per diluted share [2]	0.77	0.72	1.12	1.22	1.10	1.48	1.97
Adjusted weighted-average diluted shares outstanding (in millions)	134	132	131	131	131	131	130
Adjusted return on assets attributable to common shareholders	0.71%	0.68%	1.06%	1.05%	0.98%	0.71%	0.98%
Adjusted return on average common shareholder equity, excluding AOCI	8.8%	9.7%	10.3%	9.1%	8.4%	8.8%	8.4%
SELECTED CONSOLIDATED BALANCE SHEET DATA							
Total assets	91,816	88,007	84,931	84,123	78,368	91,816	78,368
Total liabilities	87,259	83,522	80,855	79,648	74,580	87,259	74,580
Total equity	4,557	4,485	4,076	4,475	3,788	4,557	3,788
Total equity, excluding AOCI	6,227	6,219	5,999	5,706	5,741	6,227	5,741
Common shares outstanding (in millions)	135	135	127	126	126	135	126
RELATED NON-GAAP MEASURES [1]							
Total F&G equity attributable to common shareholders, excluding AOCI	5,858	5,847	5,624	5,327	5,357	5,858	5,357
Book value per common share	31.02	30.47	29.14	32.51	27.02	31.02	27.02
Book value per common share, excluding AOCI	43.39	43.31	44.28	42.28	42.52	43.39	42.52
Assets under management ("AUM")	55,565	54,546	53,817	52,464	52,208	55,565	52,208
Average assets under management ("AAUM") YTD	54,521	53,877	51,574	50,970	50,181	54,521	50,181
AUM before flow reinsurance	69,161	67,398	65,274	62,875	61,370	69,161	61,370
SALES [1]							
Indexed annuities ("FIA/RILA")	$ 1,701	$ 1,461	$ 1,797	$ 1,847	$ 1,648	$ 3,162	$ 3,085
Fixed rate annuities ("MYGA")	1,907	562	648	1,655	1,475	2,469	2,802
Total annuity	3,608	2,023	2,445	3,502	3,123	5,631	5,887
Indexed universal life ("IUL")	53	43	41	39	44	96	86
Funding agreements ("FABN/FHLB")	—	525	—	—	915	525	1,020
Pension risk transfer ("PRT")	445	311	983	337	338	756	922
Gross sales	4,106	2,902	3,469	3,878	4,420	7,008	7,915
Sales attributable to flow reinsurance to third parties	(1,362)	(721)	(1,031)	(1,492)	(975)	(2,083)	(2,168)
Net sales	$ 2,744	$ 2,181	$ 2,438	$ 2,386	$ 3,445	$ 4,925	$ 5,747

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Beginning in 2024, diluted share count reflects the effect of 5 million common shares issuable upon the conversion of the FNF 6.875% Series A Mandatory Convertible Preferred Stock, par value $0.001 par value per share, when their effect was dilutive. For time periods when dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock, as well as the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss).

3

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Consolidated Statements of Operations (GAAP)

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Revenues							
Life insurance premiums and other fees	$ 608	$ 489	$ 1,149	$ 506	$ 487	$ 1,097	$ 1,205
Interest and investment income	682	666	707	712	684	1,348	1,300
Owned distribution revenues	23	16	20	20	18	39	41
Recognized gains and (losses), net	51	(263)	(317)	206	(17)	(212)	195
Total revenues	1,364	908	1,559	1,444	1,172	2,272	2,741
Benefits and expenses							
Benefits and other changes in policy reserves	993	524	927	1,095	608	1,517	1,769
Market risk benefit (gains) losses	(4)	109	(105)	71	20	105	9
Depreciation and amortization	158	153	152	147	147	311	270
Personnel costs	77	67	81	80	69	144	135
Other operating expenses	42	41	54	45	46	83	104
Interest expense	41	40	38	36	28	81	58
Total benefits and expenses	1,307	934	1,147	1,474	918	2,241	2,345
Earnings (loss) before income taxes	57	(26)	412	(30)	254	31	396
Income tax expense (benefit)	15	(5)	85	(25)	50	10	76
Net earnings (loss)	42	(21)	327	(5)	204	21	320
Less: Non-controlling interests	2	—	—	1	1	2	2
Net earnings (loss) attributable to F&G	40	(21)	327	(6)	203	19	318
Less: Preferred stock dividend	5	4	4	4	5	9	9
Net earnings (loss) attributable to F&G common shareholders	$ 35	$ (25)	$ 323	$ (10)	$ 198	$ 10	$ 309
Net earnings (loss) attributable to F&G common shareholders per common share							
Basic	$ 0.26	$ (0.20)	$ 2.58	$ (0.08)	$ 1.60	$ 0.08	$ 2.49
Diluted	$ 0.26	$ (0.20)	$ 2.50	$ (0.08)	$ 1.55	$ 0.08	$ 2.45
Weighted average common shares used in computing net earnings (loss) per common share							
Basic	133	126	125	124	124	130	124
Diluted	134	126	131	124	131	131	130

4

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Adjusted Net Earnings - Management View [1]

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Interest and investment income - fixed income and other	$ 518	$ 509	$ 513	$ 514	$ 493	$ 1,027	$ 968
Interest and investment income - alternatives (including short term mark-to-market)	148	137	160	150	167	285	279
Interest and investment income - variable	6	19	19	26	6	25	14
Adjusted interest and investment income	672	665	692	690	666	1,337	1,261
Cost of funds [2]	(426)	(428)	(400)	(395)	(378)	(854)	(733)
Product margin	246	237	292	295	288	483	528
Flow reinsurance fee income [2]	14	13	13	11	9	27	17
Owned distribution margin	14	7	12	12	9	21	22
Operating expenses	(91)	(96)	(95)	(103)	(97)	(187)	(191)
Interest expense	(41)	(41)	(38)	(36)	(31)	(82)	(61)
Income tax (expense) benefit	(34)	(25)	(37)	(19)	(34)	(59)	(59)
Adjusted net earnings	108	95	147	160	144	203	256
Less: Preferred stock dividend	5	4	4	4	5	9	9
Adjusted net earnings attributable to common shareholders	$ 103	$ 91	$ 143	$ 156	$ 139	$ 194	$ 247
Adjusted net earnings per common share							
Diluted	$ 0.77	$ 0.72	$ 1.12	$ 1.22	$ 1.10	$ 1.48	$ 1.97
Weighted average common shares used in computing adjusted net earnings per common share							
Diluted	134	132	131	131	131	131	130

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs.

5

Adjusted Net Earnings - Significant Income and Expense Items ¹ ² Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes. Three months ended June 30, 2025 Adjusted net earnings of $103 million for the three months ended June 30, 2025. Investment income from alternative investments was $83 million below management's long-term expected return of approximately 10%. March 31, 2025 Adjusted net earnings of $91 million for the three months ended March 31, 2025 included income from a $16 million reinsurance true-up adjustment. Investment income from alternative investments was $63 million below management’s long-term expected return of approximately 10%. December 31, 2024 Adjusted net earnings of $143 million for the three months ended December 31, 2024 included income from $7 million of actuarial model refinements and other items. Investment income from alternative investments was $32 million below management’s long-term expected return of approximately 10%. September 30, 2024 Adjusted net earnings of $156 million for the three months ended September 30, 2024 included net expense from $17 million of actuarial assumption updates; partially offset by income from a $14 million tax valuation allowance. Investment income from alternative investments was $41 million below management’s long-term expected return of approximately 10%. June 30, 2024 Adjusted net earnings of $139 million for the three months ended June 30, 2024 included expense from $16 million of actuarial model updates and refinements. Investment income from alternative investments was $20 million below management’s long-term expected return of approximately 10%. Six months ended June 30, 2025 Adjusted net earnings of $194 million for the six months ended June 30, 2025 included income from a $16 million reinsurance true-up adjustment. Investment income from alternative investments was $146 million below management’s long-term expected return of approximately 10%. June 30, 2024 Adjusted net earnings of $247 million for the six months ended June 30, 2024 included expense from $16 million of actuarial model updates and refinements; partially offset by $2 million of other income items. Investment income from alternative investments was $72 million below management’s long-term expected return of approximately 10%. ¹ Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 17 and Adjusted Net Earnings - Management View on page 5. ² Periods prior to March 31, 2025 have been recast to remove CLO redemption and bond prepayment income from significant income and expense items. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 6

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Adjusted Return on Assets [1]

	Annualized year to date				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Adjusted interest and investment income	$ 2,674	$ 2,660	$ 2,643	$ 2,601	$ 2,522
Cost of funds [2]	(1,708)	(1,712)	(1,528)	(1,504)	(1,466)
Product margin	966	948	1,115	1,097	1,056
Flow reinsurance fee income [2]	54	52	41	37	34
Owned distribution margin	42	28	46	45	44
Expenses (operating, interest and taxes)	(656)	(648)	(639)	(625)	(622)
Adjusted net earnings	$ 406	$ 380	$ 563	$ 554	$ 512
Less: Preferred stock dividend	18	16	17	17	18
Adjusted net earnings attributable to common shareholders (A)	$ 388	$ 364	$ 546	$ 537	$ 494
AAUM YTD (B)	54,521	53,877	51,574	50,970	50,181

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Adjusted interest and investment income	4.90 %	4.94 %	5.12 %	5.10 %	5.03 %
Cost of funds [2]	(3.13)%	(3.18)%	(2.96)%	(2.95)%	(2.92)%
Product margin	1.77 %	1.76 %	2.16 %	2.15 %	2.11 %
Flow reinsurance fee income [2]	0.10 %	0.10 %	0.08 %	0.07 %	0.06 %
Owned distribution margin	0.08 %	0.05 %	0.09 %	0.09 %	0.09 %
Expenses (operating, interest and taxes)	(1.21)%	(1.20)%	(1.24)%	(1.23)%	(1.24)%
Adjusted return on assets	0.74 %	0.71 %	1.09 %	1.08 %	1.02 %
Less: Preferred stock dividend	0.03 %	0.03 %	0.03 %	0.03 %	0.04 %
Adjusted return on assets attributable to common shareholders (A/B)	0.71 %	0.68 %	1.06 %	1.05 %	0.98 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs.

7

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Assets Under Management Rollforward and Average Assets Under Management [1]

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
AUM at beginning of period	$ 54,546	$ 53,817	$ 52,464	$ 52,208	$ 49,787	$ 53,817	$ 49,103
Net new business asset flows	1,763	1,790	2,270	1,726	3,057	3,553	5,173
Net flow reinsurance to third parties	(744)	(1,395)	(1,046)	(1,248)	(930)	(2,139)	(2,337)
Net capital transaction proceeds (disbursements)	—	334	129	(222)	294	334	269
AUM at end of period	$ 55,565	$ 54,546	$ 53,817	$ 52,464	$ 52,208	$ 55,565	$ 52,208
AAUM YTD	$ 54,521	$ 53,877	$ 51,574	$ 50,970	$ 50,181	$ 54,521	$ 50,181
AUM before flow reinsurance	$ 69,161	$ 67,398	$ 65,274	$ 62,875	$ 61,370	$ 69,161	$ 61,370

Interest and Investment Income and Yield [1]

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Adjusted interest and investment income [2]	$ 672	$ 665	$ 692	$ 690	$ 666	$ 1,337	$ 1,261
AAUM QTD	55,170	53,877	53,307	52,661	50,864	54,521	50,181
Yield on AAUM	4.87 %	4.94 %	5.19 %	5.24 %	5.24 %	4.90 %	5.03 %
Less: Alternatives investment income (including short term mark-to-market) [3]	148	137	160	150	167	285	279
Less: Variable investment income [4]	6	19	19	26	6	25	14
Fixed income and other net investment income [2] [5]	$ 518	$ 509	$ 513	$ 514	$ 493	$ 1,027	$ 968
AAUM QTD, excluding alternative investments	45,259	44,971	44,739	44,100	42,509	45,107	42,162
Yield on AAUM, excluding alternative investments and variable investment income	4.58 %	4.53 %	4.59 %	4.66 %	4.64 %	4.55 %	4.59 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Reflects interest and investment income on an adjusted net earnings basis.
[3] Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities.
[4] Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
[5] Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments.

8

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Consolidated Balance Sheets (GAAP)

Assets	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Investments					
Fixed maturity securities available for sale, at fair value, (amortized cost of $53,157), net of allowance for credit losses of $97 at June 30, 2025	$ 50,193	$ 47,909	$ 46,317	$ 46,909	$ 43,826
Preferred securities, at fair value	249	253	270	289	332
Equity securities, at fair value	92	101	145	146	147
Derivative investments	931	702	792	1,401	1,032
Mortgage loans, net of allowance for credit losses of $75 at June 30, 2025	6,940	6,366	5,926	5,626	5,439
Investments in unconsolidated affiliates (certain investments at fair value of $272 at June 30, 2025)	4,301	4,127	3,565	3,666	3,705
Other long-term investments	998	587	580	581	574
Policy loans	125	115	104	94	86
Short-term investments	760	549	2,410	681	421
Total investments	$ 64,589	$ 60,709	$ 60,109	$ 59,393	$ 55,562
Cash and cash equivalents	1,884	3,293	2,264	3,539	3,526
Reinsurance recoverable, net of allowance for credit losses of $18 at June 30, 2025	15,777	14,746	13,369	12,404	11,031
Goodwill	2,179	2,179	2,179	2,179	2,017
Prepaid expenses and other assets (certain assets held at fair value of $18 million at June 30, 2025)	967	904	950	942	839
Other intangible assets, net	5,943	5,721	5,572	5,349	4,952
Market risk benefits asset	213	187	189	134	103
Income taxes receivable	6	—	—	2	11
Deferred tax asset, net	258	268	299	181	327
Total assets	$ 91,816	$ 88,007	$ 84,931	$ 84,123	$ 78,368
Liabilities and Equity					
Contractholder funds	$ 59,813	$ 57,823	$ 56,404	$ 55,468	$ 53,602
Future policy benefits	9,463	9,065	8,749	8,268	7,636
Market risk benefits liability	711	635	549	603	459
Accounts payable and accrued liabilities	2,568	2,314	2,219	3,257	2,328
Income taxes payable	—	9	5	—	—
Notes payable	2,235	2,234	2,171	2,038	2,038
Funds withheld for reinsurance liabilities	12,469	11,442	10,758	10,014	8,517
Total liabilities	$ 87,259	$ 83,522	$ 80,855	$ 79,648	$ 74,580
Equity					
Preferred stock $0.001 par value; authorized 25,000,000 shares as of June 30, 2025; outstanding and issued shares of 5,000,000 as of June 30, 2025	—	—	—	—	—
Common stock $0.001 par value; authorized 500,000,000 shares as of June 30, 2025; outstanding and issued shares of 134,653,564 and 135,863,553 as of June 30, 2025, respectively	—	—	—	—	—
Additional paid-in-capital	3,747	3,741	3,464	3,456	3,449
Retained earnings	2,394	2,389	2,440	2,145	2,182
Accumulated other comprehensive income (loss) ("AOCI")	(1,670)	(1,734)	(1,923)	(1,231)	(1,953)
Treasury stock, at cost (1,209,989 shares as of June 30, 2025)	(33)	(33)	(30)	(24)	(24)
Total F&G Annuities & Life, Inc. shareholders' equity	$ 4,438	$ 4,363	$ 3,951	$ 4,346	$ 3,654
Non-controlling interests	119	122	125	129	134
Total equity	$ 4,557	$ 4,485	$ 4,076	$ 4,475	$ 3,788
Total liabilities and equity	$ 91,816	$ 88,007	$ 84,931	$ 84,123	$ 78,368

9

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Capitalization [1]

	Three months ended				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Notes payable	$ 2,235	$ 2,234	$ 2,171	$ 2,038	$ 2,038
Net issuance costs (premium)	35	36	24	22	22
Notes payable (aggregate principal amount) (A)	$ 2,270	$ 2,270	$ 2,195	$ 2,060	$ 2,060
Total equity	4,557	4,485	4,076	4,475	3,788
Less: AOCI	(1,670)	(1,734)	(1,923)	(1,231)	(1,953)
Total equity, excluding AOCI	$ 6,227	$ 6,219	$ 5,999	$ 5,706	$ 5,741
Total Capitalization, excluding AOCI (B)	$ 8,497	$ 8,489	$ 8,194	$ 7,766	$ 7,801
Debt-to-Capitalization, excluding AOCI (A/B)	26.7 %	26.7 %	26.8 %	26.5 %	26.4 %

Return on Equity Attributable to Common Shareholders [1]

	Twelve months ended				
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net earnings (loss) attributable to common shareholders - rolling four quarters (C)	$ 323	$ 486	$ 622	$ —	$ 316
Adjusted net earnings attributable to common shareholders - rolling four quarters (D)	493	529	546	478	442
Average F&G equity attributable to common shareholders - 5 point average (E)	3,901	3,722	3,520	3,254	2,939
Less: Average AOCI - 5 point average	(1,702)	(1,745)	(1,796)	(2,020)	(2,295)
Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F)	$ 5,603	$ 5,467	$ 5,316	$ 5,274	$ 5,234
Return on average common shareholder equity (C/E)	8.3 %	13.1 %	17.7 %	— %	10.8 %
Adjusted return on average common shareholder equity, excluding AOCI (D/F)	8.8 %	9.7 %	10.3 %	9.1 %	8.4 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

10

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Summary of Invested Assets by Asset Class

	June 30, 2025			December 31, 2024		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale						
United States Government full faith and credit	$ 323	$ 325	1 %	$ 160	$ 158	— %
United States Government sponsored entities	93	92	— %	98	95	— %
United States municipalities, states and territories	1,540	1,310	2 %	1,592	1,346	2 %
Foreign Governments	263	222	— %	231	186	— %
Corporate securities:						
Finance, insurance and real estate	9,028	8,509	13 %	9,284	8,611	14 %
Manufacturing, construction and mining	1,382	1,241	2 %	1,299	1,139	2 %
Utilities, energy and related sectors	3,727	3,234	5 %	3,498	2,971	5 %
Wholesale/retail trade	3,733	3,299	5 %	3,694	3,210	5 %
Services, media and other	5,644	4,854	8 %	5,402	4,547	8 %
Hybrid securities	588	566	1 %	604	581	1 %
Non-agency residential mortgage-backed securities	2,885	2,862	5 %	2,763	2,693	5 %
Commercial mortgage-backed securities [2]	5,486	5,340	8 %	5,327	5,131	9 %
Asset-backed securities [2]	7,511	7,314	11 %	10,478	10,270	17 %
Collateral loan obligations and loan-backed private originations [2]	10,954	11,025	17 %	5,299	5,379	9 %
Total fixed maturity securities, available for sale	$ 53,157	$ 50,193	78 %	$ 49,729	$ 46,317	77 %
Equity securities	412	341	1 %	468	415	1 %
Limited partnerships:						
Private equity	1,938	1,938	3 %	1,830	1,830	3 %
Real assets	730	734	1 %	444	437	1 %
Credit	1,355	1,355	2 %	1,021	1,021	2 %
Limited partnerships	4,023	4,027	6 %	3,295	3,288	6 %
Commercial mortgage loans	3,068	2,827	4 %	2,705	2,404	4 %
Residential mortgage loans	3,872	3,632	6 %	3,221	2,916	5 %
Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments)	2,301	2,328	4 %	1,771	1,753	3 %
Short term investments	760	760	1 %	2,410	2,410	4 %
Total investments [1]	$ 67,593	$ 64,108	100 %	$ 63,599	$ 59,503	100 %

[1] Asset duration of 4.7 years and 4.9 years vs. liability duration of 4.9 years and 5.8 years for the periods ending June 30, 2025 and December 31, 2024, respectively.
[2] Reflects classifications consistent with the NAIC Bond Project, effective 1/1/2025; for further details on our structured credit portfolio, including CLOs, CMBS and ABS, and private origination portfolio see F&G's Spring 2025 Investor Presentation

11

Credit Quality of Fixed Maturity Securities June 30, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 32,035 64 % BBB 2 15,998 32 % BB 3 1,571 3 % B 4 395 1 % CCC 5 78 — % CC and lower 6 116 — % Total $ 50,193 100 % Credit Quality of Asset-Backed Securities June 30, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 5,556 76 % BBB 2 1,512 21 % BB 3 177 2 % B 4 7 — % CCC 5 7 — % CC and lower 6 55 1 % Total $ 7,314 100 % Credit Quality of Collateral Loan Obligations and Loan-Backed Private Originations June 30, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 8,072 73 % BBB 2 1,876 17 % BB 3 852 8 % B 4 187 2 % CCC 5 — — % CC and lower 6 38 — % Total $ 11,025 100 % F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 12

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

GAAP Net Reserve Summary

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	Six months ended June 30, 2025	Six months ended June 30, 2024
Indexed annuities	$ 30,878	$ 30,326	$ 30,141	$ 30,239	$ 29,439	$ 30,878	$ 29,439
Fixed rate annuities	6,661	5,880	6,434	6,508	6,044	6,661	6,044
Single premium immediate annuity and other	1,549	1,562	1,564	1,660	1,606	1,549	1,606
Indexed universal and other life	3,053	2,899	2,813	2,795	2,624	3,053	2,624
Funding agreements	5,284	5,737	5,315	5,325	6,071	5,284	6,071
Pension risk transfer	6,785	6,373	6,066	5,408	4,882	6,785	4,882
Total product reserves	$ 54,210	$ 52,777	$ 52,333	$ 51,935	$ 50,666	$ 54,210	$ 50,666

Annuity Account Balance Rollforward [1]

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Annuity balances at beginning of period:	$ 35,281	$ 35,553	$ 35,103	$ 34,371	$ 33,545	$ 35,553	$ 32,967
Net deposits							
Indexed annuities	1,298	1,070	1,380	1,381	1,680	2,368	3,067
Fixed rate annuities	1,075	204	65	629	446	1,279	581
Total net deposits	2,373	1,274	1,445	2,010	2,126	3,647	3,648
Surrenders, withdrawals, deaths, etc.							
Indexed annuities	(1,109)	(968)	(1,151)	(1,264)	(1,101)	(2,077)	(1,905)
Fixed rate annuities	(374)	(159)	(211)	(249)	(376)	(533)	(681)
Total surrenders, withdrawals, deaths, etc.	(1,483)	(1,127)	(1,362)	(1,513)	(1,477)	(2,610)	(2,586)
Net flows	890	147	83	497	649	1,037	1,062
Premium and interest bonuses	28	26	28	23	25	54	47
Fixed interest credited and index credits	216	253	394	258	201	469	390
Guaranteed product rider fees	(56)	(51)	(55)	(46)	(49)	(107)	(95)
Ceded inforce reinsurance transactions	—	(647)	—	—	—	(647)	—
Account balance at end of period	$ 36,359	$ 35,281	$ 35,553	$ 35,103	$ 34,371	$ 36,359	$ 34,371

[1] The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance.

13

Annuity Liability Characteristics Fixed Rate Annuities Account Value Indexed Annuities Account Value Surrender Charge Percentages: June 30, 2025 No surrender charge $ 384 $ 2,401 0.0% < 2.0% 21 410 2.0% < 4.0% 391 1,626 4.0% < 6.0% 749 3,452 6.0% < 8.0% 2,101 5,355 8.0% < 10.0% 2,730 9,817 10.0% or greater — 6,922 $ 6,376 $ 29,983 Fixed Rate Annuities Account Value Indexed Annuities Account Value Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential: June 30, 2025 No differential $ 398 $ 1,201 0.0% - 1.0% 44 967 1.0% - 2.0% 1,130 592 2.0% - 3.0% 1,221 442 3.0% - 4.0% 828 505 4.0% - 5.0% 2,400 21 5.0% - 6.0% 355 — Allocated to index strategies — 26,255 $ 6,376 $ 29,983 Top 5 Reinsurers June 30, 2025 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable ¹ AM Best S&P Fitch Moody's Aspida Life Re Ltd. $ 8,379 A- — — — Somerset Reinsurance Ltd. 4,028 A- BBB+ — — Everlake 1,844 A — — — Wilton Reassurance Co. 1,049 A+ — A- — Security Life of Denver 75 — — A- A3 ¹ Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Baa3 Junior Subordinated Notes Not Rated BB BB Ba1 CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB BBB- BBB Not Rated Outlook Stable Stable Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 15

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Shareholder Information
NYSE: FG

History of Quarterly Common Stock Price	High	Low	Close
2024			
First Quarter	$ 47.54	$ 35.99	$ 40.55
Second Quarter	42.76	35.11	38.05
Third Quarter	45.69	37.08	44.72
Fourth Quarter	48.76	40.10	41.44
2025			
First Quarter	47.04	34.70	36.05
Second Quarter	36.88	30.17	31.98

History of Quarterly Cash Dividend to Common Shareholders	Ex-Dividend Date	Record Date	Payable Date	Amount per Share
2024				
First Quarter	3/14/2024	3/15/2024	3/29/2024	$ 0.21
Second Quarter	6/13/2024	6/14/2024	6/28/2024	$ 0.21
Third Quarter	9/13/2024	9/16/2024	9/30/2024	$ 0.21
Fourth Quarter	12/16/2024	12/17/2024	12/31/2024	$ 0.22
2025				
First Quarter	3/14/2025	3/17/2025	3/31/2025	$ 0.22
Second Quarter	6/13/2025	6/16/2025	6/30/2025	$ 0.22

Corporate Headquarters
F&G Annuities & Life, Inc.
801 Grand Avenue, Suite 2600
Des Moines, IA 50309

Investor Contact
Lisa Foxworthy-Parker
SVP, Investor and External Relations
Investor.relations@fglife.com
(515) 330-3307

Transfer Agent
Continental Stock Transfer and Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

Research Analyst Coverage
Wes Carmichael
Autonomous Research
(646) 561-6250
wcarmichael@autonomous.com

Alex Scott
Barclays Capital, Inc.
(212) 526-1561
alex.scott@barclays.com

John Barnidge
Piper Sandler Companies
(312) 281-3412
john.barnidge@psc.com

16

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Non-GAAP Reconciliations

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders [1]							
Net earnings (loss) attributable to common shareholders	$ 35	$ (25)	$ 323	$ (10)	$ 198	$ 10	$ 309
Non-GAAP adjustments							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	12	15	24	(15)	(37)	27	(85)
Change in allowance for expected credit losses	19	22	—	10	21	41	22
Change in fair value of reinsurance related embedded derivatives	61	41	(153)	178	(10)	102	8
Change in fair value of other derivatives and embedded derivatives	(13)	(49)	96	(127)	8	(62)	69
Recognized (gains) losses, net	79	29	(33)	46	(18)	108	14
Market related liability adjustments	(16)	103	(233)	145	(71)	87	(126)
Purchase price amortization	18	15	21	22	19	33	41
Transaction costs, other and non-recurring items	8	1	19	—	(3)	9	(3)
Non-controlling interest	(2)	(2)	(2)	(3)	(2)	(4)	(5)
Income taxes adjustment	(19)	(30)	48	(44)	16	(49)	17
Adjusted net earnings attributable to common shareholders [1]	$ 103	$ 91	$ 143	$ 156	$ 139	$ 194	$ 247

[1] Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6.

17

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Reconciliation of interest and investment income to adjusted interest and investment income							
US GAAP interest and investment income	$ 682	$ 666	$ 707	$ 712	$ 684	$ 1,348	$ 1,300
Adjustments							
Recognized (gains) losses, net	(5)	1	(10)	(16)	(16)	(4)	(33)
Reclass of dividend income to owned distribution margin	(5)	(2)	(5)	(6)	(2)	(7)	(6)
Total adjustments to arrive at adjusted interest and investment income	(10)	(1)	(15)	(22)	(18)	(11)	(39)
Adjusted interest and investment income	$ 672	$ 665	$ 692	$ 690	$ 666	$ 1,337	$ 1,261
Reconciliation of benefits and expenses to cost of funds							
US GAAP life insurance premiums and other fees	608	489	1,149	506	487	1,097	1,205
US GAAP recognized gains and (losses), net	51	(263)	(317)	206	(17)	(212)	195
US GAAP benefits and other changes in policy reserves	(993)	(524)	(927)	(1,095)	(608)	(1,517)	(1,769)
US GAAP market risk benefit gains (losses)	4	(109)	105	(71)	(20)	(105)	(9)
US GAAP depreciation and amortization	(158)	(153)	(152)	(147)	(147)	(311)	(270)
US GAAP line items subtotal	$ (488)	$ (560)	$ (142)	$ (601)	$ (305)	$ (1,048)	$ (648)
Adjustments							
Recognized (gains) losses, net	82	33	(24)	61	(3)	115	42
Market related liability adjustments	(16)	103	(233)	145	(71)	87	(126)
Purchase price amortization	15	14	16	15	14	29	27
Reclass of acquisition expenses from operating expenses	(5)	(5)	(4)	(4)	(4)	(10)	(11)
Reclass of fee income to flow reinsurance fee income	(14)	(13)	(13)	(11)	(9)	(27)	(17)
Total adjustments to arrive at cost of funds	62	132	(258)	206	(73)	194	(85)
Cost of funds [1]	$ (426)	$ (428)	$ (400)	$ (395)	$ (378)	$ (854)	$ (733)
Composition of flow reinsurance fee income							
Reclass of fee income from cost of funds	14	13	13	11	9	27	17
Flow reinsurance fee income [1]	$ 14	$ 13	$ 13	$ 11	$ 9	$ 27	$ 17

[1] Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs.

18

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Reconciliation of owned distribution revenues to owned distribution margin							
US GAAP owned distribution revenues	$ 23	$ 16	$ 20	$ 20	$ 18	$ 39	$ 41
US GAAP non-controlling interest	(2)	—	—	(1)	(1)	(2)	(2)
US GAAP line items subtotal	21	16	20	19	17	37	39
Adjustments							
Non-controlling interest	(2)	(2)	(2)	(3)	(2)	(4)	(5)
Reclass of owned distribution dividend income from interest and investment income	5	2	5	6	2	7	6
Reclass of owned distribution expenses from operating expenses	(10)	(9)	(11)	(10)	(8)	(19)	(18)
Total adjustments to arrive at owned distribution margin	(7)	(9)	(8)	(7)	(8)	(16)	(17)
Owned distribution margin	$ 14	$ 7	$ 12	$ 12	$ 9	$ 21	$ 22
Reconciliation of operating expenses							
US GAAP personnel costs	$ (77)	$ (67)	$ (81)	$ (80)	$ (69)	$ (144)	$ (135)
US GAAP other operating expenses	(42)	(41)	(54)	(45)	(46)	(83)	(104)
US GAAP line items subtotal	(119)	(108)	(135)	(125)	(115)	(227)	(239)
Adjustments							
Recognized (gains) losses, net	2	(5)	1	1	1	(3)	5
Purchase price amortization	3	1	5	7	5	4	14
Transaction costs, other and non-recurring items	8	2	19	—	—	10	—
Reclass of acquisition expenses to cost of funds	5	5	4	4	4	10	11
Reclass of expenses to owned distribution margin	10	9	11	10	8	19	18
Total adjustments to arrive at operating expenses	28	12	40	22	18	40	48
Operating expenses	$ (91)	$ (96)	$ (95)	$ (103)	$ (97)	$ (187)	$ (191)
Reconciliation of interest expense							
US GAAP interest expense	$ (41)	$ (40)	$ (38)	$ (36)	$ (28)	$ (81)	$ (58)
US GAAP line items subtotal	(41)	(40)	(38)	(36)	(28)	(81)	(58)
Adjustments							
Transaction costs, other and non-recurring items	—	(1)	—	—	(3)	(1)	(3)
Total adjustments to arrive at interest expense	—	(1)	—	—	(3)	(1)	(3)
Interest expense	$ (41)	$ (41)	$ (38)	$ (36)	$ (31)	$ (82)	$ (61)

19

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2025

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit							
US GAAP income tax (expense) benefit	$ (15)	$ 5	$ (85)	$ 25	$ (50)	$ (10)	$ (76)
Adjustments							
Income taxes on non-GAAP adjustments	(19)	(30)	48	(44)	16	(49)	17
Total adjustments to arrive at adjusted income tax (expense) benefit	(19)	(30)	48	(44)	16	(49)	17
Adjusted income tax (expense) benefit	$ (34)	$ (25)	$ (37)	$ (19)	$ (34)	$ (59)	$ (59)

						Six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Reconciliation of total investments to AUM							
US GAAP total investments	$ 64,589	$ 60,709	$ 60,109	$ 59,393	$ 55,562	$ 64,589	$ 55,562
US GAAP cash and cash equivalents	1,884	3,293	2,264	3,539	3,526	1,884	3,526
Less: US GAAP derivative investments	931	702	792	1,401	1,032	931	1,032
US GAAP line items subtotal	65,542	63,300	61,581	61,531	58,056	65,542	58,056
Adjustments							
Reinsurance assets ceded adjustment	(12,325)	(11,578)	(10,836)	(9,838)	(8,602)	(12,325)	(8,602)
Unrealized (gains)/losses and allowances adjustment	2,960	3,113	3,412	2,102	3,414	2,960	3,414
Owned distribution investments adjustment	(303)	(297)	(300)	(314)	(381)	(303)	(381)
Reclass from prepaid expenses and other assets [1]	759	706	742	770	666	759	666
Reclass from accounts payable and accrued liabilities [2]	(1,068)	(698)	(782)	(1,787)	(945)	(1,068)	(945)
Total adjustments to arrive at AUM	(9,977)	(8,754)	(7,764)	(9,067)	(5,848)	(9,977)	(5,848)
AUM	55,565	54,546	53,817	52,464	52,208	55,565	52,208
Flow reinsurance	13,596	12,852	11,457	10,411	9,162	13,596	9,162
AUM before flow reinsurance	$ 69,161	$ 67,398	$ 65,274	$ 62,875	$ 61,370	$ 69,161	$ 61,370
Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI							
Total F&G Annuities & Life, Inc. shareholders' equity	$ 4,438	$ 4,363	$ 3,951	$ 4,346	$ 3,654	$ 4,438	$ 3,654
Less: Preferred stock	250	250	250	250	250	250	250
Total F&G equity attributable to common shareholders	4,188	4,113	3,701	4,096	3,404	4,188	3,404
Less: AOCI	(1,670)	(1,734)	(1,923)	(1,231)	(1,953)	(1,670)	(1,953)
Total F&G equity attributable to common shareholders, excluding AOCI	$ 5,858	$ 5,847	$ 5,624	$ 5,327	$ 5,357	$ 5,858	$ 5,357

[1] Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets
[2] Includes derivative collateral and payable for purchase of investments

20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 21

Non-GAAP Measures Definitions (continued) Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of AUM plus flow reinsured assets, including certain block reinsured assets that have the characteristics of flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 22

Non-GAAP Measures Definitions (continued) Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized GAAP net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2025 23